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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



To the Securities and Exchange Commission

I hereby consent to the use of my report dated March 7, 2000 in the Registration Statement on Form SB-2 for TECHROLLUP.COM, INC. for the period ended December 31, 1999.





 /s/ Harvey Judkowitz
---------------------

Harvey Judkowitz
Certified Public Accountant

March 7, 2000